5. Time Deposits	12 Months Ended
Dec. 31, 2018
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2018, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2019	$61,723
2020	21,566
2021	14,121
2022	2,618
2023 and thereafter	3,145

Total	$103,173

At December 31, 2018 and 2017, the Bank had approximately $3.4 million and $5.2 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers. CDARS balances totaled $3.4 million and $5.2 million as of December 31, 2018 and 2017, respectively. The weighted average rate of brokered deposits as of December 31, 2018 and 2017 was 0.07% and 0.07%, respectively.